UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ROFIN-SINAR TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

SilverArrow Capital Advisors LLP

SilverArrow Capital Holding Ltd.

SAC Jupiter Holding Ltd.

Pluto Fund Limited

Thomas Limberger

Robert Schimanko

Jordan Kovler

Gebhard Rainer

Abdullah Saleh A. Kamel

Osama H. Al Sayed

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 16, 2016, SilverArrow Capital Advisors LLP (“SilverArrow”), for and on its own behalf, and on behalf of the other Participants (as defined below), issued a letter to the stockholders of Rofin-Sinar Technologies Inc. (“Rofin” or the “Company”), as well as a press release, to urge the stockholders of the Company to vote for SilverArrow’s three director nominees and other corporate governance proposals at the Company’s 2016 Annual Meeting.

The letter to the stockholders and the accompanying press release, each dated March 16, 2016, read as follows:

VOTE FOR ALL THREE SILVERARROW NOMINEES ON THE GREEN PROXY CARD TO

GIVE THE BOARD A CLEAR MANDATE TO FIX ROFIN

Dear Fellow Stockholder:

The critical Rofin-Sinar Annual Meeting on March 17 is only a day away. We urge you to make your shares count. While both of the leading proxy advisory firms, ISS and Glass Lewis, have recommended that stockholders vote for one of the SilverArrow nominees on the GREEN proxy card, we feel it is essential that ALL THREE of our nominees are elected. ISS and Glass Lewis are right that change is necessary and voting on the GREEN proxy card vote is a step in that direction. Please know that your vote matters, regardless of the number of shares you own.

Elect ALL THREE SilverArrow nominees to give the Rofin Board a clear mandate for change! Vote on the GREEN proxy card if you believe Rofin should centralize its operations, reduce unnecessary costs and focus on proper corporate governance, financial reporting, transparency and shareholder engagement. If elected, the SilverArrow nominees will work collaboratively with the other members of the Rofin Board to improve performance and governance in the short term, while staying laser focused on stockholder value over the long-term. We are stockholders, just like you, and our interests are fully aligned!

We believe Rofin’s long-tenured Board is not inclined to make the significant changes necessary to improve company’s poor long-term performance. If left to their own devices, we believe the incumbent Board will continue to oversee the erosion of stockholder value and only make cosmetic changes to the Company without the needed sense of urgency. In addition, stockholders should be mindful that instead of touting its own nominees and providing any details with respect to the Board’s track record, Rofin has been distracting stockholders from the real issues with baseless attacks on the reputations of our nominees. We also hope all stockholders share our disdain for Rofin’s opaque, defensive and accusatory response to our reporting of the significant embezzlement that occurred at the company last year.

Vote for ALL THREE SILVERARROW NOMINEES to Break up the Long-Tenured Rofin Board.

Mr. Thomas Limberger is a highly experienced corporate restructuring expert with deep knowledge of the laser, optoelectronics and materials processing markets and Rofin’s customer and technology base. He also is the main representative behind SilverArrow’s ownership of ~10% of Rofin’s outstanding shares. We believe he will help ensure that Rofin’s operations are streamlined, managed more efficiently, while helping steer the Company into new developing markets and applications. With deep corporate and M&A experience from previous CEO positions and multinational directorships, he is an ideal candidate to fix the Company’s issues and fill the knowledge gap of the Board. Rofin’s attacks on Mr. Limberger are baseless, unfounded and a desperate attempt to re-write history.

Mr. Jordan Kovler brings necessary corporate governance, M&A, investor relations and business development expertise. We believe he will help ensure that Rofin’s corporate governance significantly improves, along with the Company’s transparency, investor relations program and any potential M&A. He has advised over 50 boards of US publicly traded companies on a wide range of issues and challenging the status quo in these situations to ensure these boards made the best decisions for its holders. The fact that Rofin does not understand his knowledge of corporate governance again shows how little the current Board understands or cares about corporate governance. However, this is a Board that only recently conceded to the five stockholder proposals put forth by SilverArrow, after previously determining to not even include two of our proposals on their ballot.

Mr. Gebhard Rainer is a C-level financial and business expert, with significant leadership experience at multi-national US-listed companies. We believe he will help ensure that Rofin improves its financial reporting, transparency, capital allocation and consolidation of subsidiaries.

We again urge stockholders to vote the GREEN proxy card FOR the three highly qualified SilverArrow nominees, Thomas Limberger, Gebhard Rainer and Jordan Kovler, FOR Declassifying the Board, FOR Reducing Supermajority Voting, FOR Allowing Stockholders to Call a Special Meeting and FOR Allowing Stockholders to Act by Written Consent. We urge stockholders to discard any proxy materials you receive from the Company and to vote only the GREEN proxy card. If you vote on the Company’s white proxy card, you will be disenfranchised from voting on certain proposals, as the Board has chosen not to include two of our stockholder proposals on their proxy card. If you wish to vote on our advisory proposals to permit stockholders holding 15% or more of the outstanding shares of common stock to call a special meeting of stockholders and to permit stockholders to act by written consent, you can only do so by voting on the enclosed GREEN proxy card.

Additional Information and Where to Find It

SilverArrow Capital Advisors LLP (“SilverArrow Advisors”), collectively with Thomas Limberger, Jordan Kovler, Gebhard Rainer, Robert Schimanko and the other individuals and entities referred to in Amendment No. 1 to the Schedule 13D relating to these potential participants, which was filed with the Securities and Exchange Commission on October 8, 2015, are participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies, Inc. (the “Company”). SilverArrow Advisors has filed a definitive proxy statement (the “2016 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Information relating to participants, including their direct or indirect interests, by security holdings or otherwise, is contained in the 2016 Proxy Statement.

SilverArrow Advisors intends to mail its definitive 2016 Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2016 Proxy Statement and any other documents filed by SilverArrow Advisors with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or by writing to SilverArrow Capital Advisors LLP, 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom.

Cautionary Statement Regarding Forward-Looking Statements

This letter, and our proxy statement and other communications, contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “future,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “strategy,” “likely,” “may,” “should” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future plans, expectations of Rofin’s long-term financial prospects, margin and cash flow expansion, and SilverArrow’s strategy for growth, product portfolio development, market position, financial results and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Rofin’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause Rofin’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: downturns in the machine tool, automotive, semiconductor, electronics, photovoltaic, and medical device industries which may have, in the future, a material adverse effect on Rofin’s sales and profitability; the ability of Rofin’s OEM customers to incorporate its laser products into their systems; the impact of exchange rate fluctuations, which may be significant because a substantial portion of Rofin’s operations are located in non-US countries; the level of competition and Rofin’s ability to compete in the markets for its products; Rofin’s ability to develop new and enhanced products to meet market demand or to adequately utilize existing technology; third party infringement of Rofin’s proprietary technology or third party claims against Rofin for the infringement or misappropriation of proprietary rights; the scope of patent protection that Rofin is able to obtain or maintain; competing technologies that are similar to or that serve the same uses as Rofin’s technology; Rofin’s ability to efficiently manage the risks associated with its international operations; risks associated with recent changes in Rofin’s senior management personnel; any adverse impact to Rofin resulting from the announcement or implementation of SilverArrow’s Operational Excellence Program; the worldwide economic environment, including specifically but not limited to in Asia; and such other factors as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rofin’s Annual Report on Form 10-K, as amended, for the year ended September 30, 2015. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

SilverArrow Advisors and the other Participants (as defined below) have filed a definitive proxy statement in connection with the Company’s Annual Meeting with the Securities and Exchange Commission (the “SEC”) and an accompanying proxy card to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the Annual Meeting.

The Participants in the proxy solicitation are SilverArrow Capital Advisors LLP,  SilverArrow Capital Holding Ltd., SAC Jupiter Holding Ltd., Pluto Fund Limited, Abdullah Saleh A. Kamel, Osama H. Al Sayed, Thomas Limberger, Jordan Kovler, Gebhard Rainer and Robert Schimanko (collectively, the “Participants”).

VOTE FOR CHANGE: SILVERARROW URGES ALL STOCKHOLDERS TO VOTE FOR ALL SILVERARROW NOMINEES ON THE GREEN PROXY CARD

London, March 16, 2016 - SilverArrow Capital Advisors LLP, the beneficial owner of approximately 9.8% of the shares of Rofin-Sinar Technologies Inc. (NASDAQ: RSTI) today sent a letter to Rofin stockholders. A copy of the letter follows:

VOTE FOR ALL THREE SILVERARROW NOMINEES ON THE GREEN PROXY CARD TO

GIVE THE BOARD A CLEAR MANDATE TO FIX ROFIN

Dear Fellow Stockholder:

The critical Rofin-Sinar Annual Meeting on March 17 is only a day away. We urge you to make your shares count. While both of the leading proxy advisory firms, ISS and Glass Lewis, have recommended that stockholders vote for one of the SilverArrow nominees on the GREEN proxy card, we feel it is essential that ALL THREE of our nominees are elected. ISS and Glass Lewis are right that change is necessary and voting on the GREEN proxy card vote is a step in that direction. Please know that your vote matters, regardless of the number of shares you own.

Elect ALL THREE SilverArrow nominees to give the Rofin Board a clear mandate for change! Vote on the GREEN proxy card if you believe Rofin should centralize its operations, reduce unnecessary costs and focus on proper corporate governance, financial reporting, transparency and shareholder engagement. If elected, the SilverArrow nominees will work collaboratively with the other members of the Rofin Board to improve performance and governance in the short term, while staying laser focused on stockholder value over the long-term. We are stockholders, just like you, and our interests are fully aligned!

We believe Rofin’s long-tenured Board is not inclined to make the significant changes necessary to improve company’s poor long-term performance. If left to their own devices, we believe the incumbent Board will continue to oversee the erosion of stockholder value and only make cosmetic changes to the Company without the needed sense of urgency. In addition, stockholders should be mindful that instead of touting its own nominees and providing any details with respect to the Board’s track record, Rofin has been distracting stockholders from the real issues with baseless attacks on the reputations of our nominees. We also hope all stockholders share our disdain for Rofin’s opaque, defensive and accusatory response to our reporting of the significant embezzlement that occurred at the company last year.

Vote for ALL THREE SILVERARROW NOMINEES to Break up the Long-Tenured Rofin Board.

Mr. Thomas Limberger is a highly experienced corporate restructuring expert with deep knowledge of the laser, optoelectronics and materials processing markets and Rofin’s customer and technology base. He also is the main representative behind SilverArrow’s ownership of ~10% of Rofin’s outstanding shares. We believe he will help ensure that Rofin’s operations are streamlined, managed more efficiently, while helping steer the Company into new developing markets and applications. With deep corporate and M&A experience from previous CEO positions and multinational directorships, he is an ideal candidate to fix the Company’s issues and fill the knowledge gap of the Board. Rofin’s attacks on Mr. Limberger are baseless, unfounded and a desperate attempt to re-write history.

Mr. Jordan Kovler brings necessary corporate governance, M&A, investor relations and business development expertise. We believe he will help ensure that Rofin’s corporate governance significantly improves, along with the Company’s transparency, investor relations program and any potential M&A. He has advised over 50 boards of US publicly traded companies on a wide range of issues and challenging the status quo in these situations to ensure these boards made the best decisions for its holders. The fact that Rofin does not understand his knowledge of corporate governance again shows how little the current Board understands or cares about corporate governance. However, this is a Board that only recently conceded to the five stockholder proposals put forth by SilverArrow, after previously determining to not even include two of our proposals on their ballot.

Mr. Gebhard Rainer is a C-level financial and business expert, with significant leadership experience at multi-national US-listed companies. We believe he will help ensure that Rofin improves its financial reporting, transparency, capital allocation and consolidation of subsidiaries.

We again urge stockholders to vote the GREEN proxy card FOR the three highly qualified SilverArrow nominees, Thomas Limberger, Gebhard Rainer and Jordan Kovler, FOR Declassifying the Board, FOR Reducing Supermajority Voting, FOR Allowing Stockholders to Call a Special Meeting and FOR Allowing Stockholders to Act by Written Consent. We urge stockholders to discard any proxy materials you receive from the Company and to vote only the GREEN proxy card. If you vote on the Company’s white proxy card, you will be disenfranchised from voting on certain proposals, as the Board has chosen not to include two of our stockholder proposals on their proxy card. If you wish to vote on our advisory proposals to permit stockholders holding 15% or more of the outstanding shares of common stock to call a special meeting of stockholders and to permit stockholders to act by written consent, you can only do so by voting on the enclosed GREEN proxy card.

Additional Information and Where to Find It

SilverArrow Capital Advisors LLP (“SilverArrow Advisors”), collectively with Thomas Limberger, Jordan Kovler, Gebhard Rainer, Robert Schimanko and the other individuals and entities referred to in Amendment No. 1 to the Schedule 13D relating to these potential participants, which was filed with the Securities and Exchange Commission on October 8, 2015, are participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies, Inc. (the “Company”). SilverArrow Advisors has filed a definitive proxy statement (the “2016 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Information relating to participants, including their direct or indirect interests, by security holdings or otherwise, is contained in the 2016 Proxy Statement.

SilverArrow Advisors intends to mail its definitive 2016 Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2016 Proxy Statement and any other documents filed by SilverArrow Advisors with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or by writing to SilverArrow Capital Advisors LLP, 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom.

Cautionary Statement Regarding Forward-Looking Statements

This letter, and our proxy statement and other communications, contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “future,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “strategy,” “likely,” “may,” “should” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future plans, expectations of Rofin’s long-term financial prospects, margin and cash flow expansion, and SilverArrow’s strategy for growth, product portfolio development, market position, financial results and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Rofin’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause Rofin’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: downturns in the machine tool, automotive, semiconductor, electronics, photovoltaic, and medical device industries which may have, in the future, a material adverse effect on Rofin’s sales and profitability; the ability of Rofin’s OEM customers to incorporate its laser products into their systems; the impact of exchange rate fluctuations, which may be significant because a substantial portion of Rofin’s operations are located in non-US countries; the level of competition and Rofin’s ability to compete in the markets for its products; Rofin’s ability to develop new and enhanced products to meet market demand or to adequately utilize existing technology; third party infringement of Rofin’s proprietary technology or third party claims against Rofin for the infringement or misappropriation of proprietary rights; the scope of patent protection that Rofin is able to obtain or maintain; competing technologies that are similar to or that serve the same uses as Rofin’s technology; Rofin’s ability to efficiently manage the risks associated with its international operations; risks associated with recent changes in Rofin’s senior management personnel; any adverse impact to Rofin resulting from the announcement or implementation of SilverArrow’s Operational Excellence Program; the worldwide economic environment, including specifically but not limited to in Asia; and such other factors as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rofin’s Annual Report on Form 10-K, as amended, for the year ended September 30, 2015. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

SilverArrow Advisors and the other Participants (as defined below) have filed a definitive proxy statement in connection with the Company’s Annual Meeting with the Securities and Exchange Commission (the “SEC”) and an accompanying proxy card to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the Annual Meeting.

The Participants in the proxy solicitation are SilverArrow Capital Advisors LLP,  SilverArrow Capital Holding Ltd., SAC Jupiter Holding Ltd., Pluto Fund Limited, Abdullah Saleh A. Kamel, Osama H. Al Sayed, Thomas Limberger, Jordan Kovler, Gebhard Rainer and Robert Schimanko (collectively, the “Participants”).